TAX-FREE TRUST OF ARIZONA
                         Supplement to the Prospectuses
                             Dated October 31, 2004


     The following paragraph is added to the material under the caption, "Information about the Manager and the Former Sub-Adviser":


     Mr. Thomas S. Albright is Vice President and backup portfolio manager for the Trust. Mr. Albright has been Senior Vice President and Portfolio Manager of Churchill Tax-Free Fund of Kentucky, which has approximately $288 million in assets, since July 1, 2000. He served in the same portfolio management capacity for that fund from 1995 to 2000 as an officer of Banc One Investment Advisors Corporation, that fund's former Sub-Adviser. Mr. Albright has also served as Senior Vice President of Tax-Free Fund For Utah, which has approximately $136 million in assets, since 2003, Vice President from 2001-2003, and co-portfolio manager since 2001. From 1981 to 1995 he was employed by Liberty National Bank of Louisville, KY, where he was responsible for management of its investment portfolio. Mr. Albright attended the University of Louisville and has been involved in portfolio management since 1975.



                The date of this supplement is November 17, 2004

                            TAX-FREE TRUST OF ARIZONA
                         Supplement to the Statement of
                             Additional Information
                             Dated October 31, 2004



     The following is added to the material under the caption, "Trustees and Officers":





                                                                       Number of
                         Positions Held                                Portfolios       Other Directorships
                         with                                          in Fund          Held by Trustee
                         Trust                                         Complex          (The position held is
Name, Address            and Length of    Principal Occupation(s)      Overseen by      a directorship unless
and Date of Birth        Service          During Past 5 Years          Trustee          indicated otherwise.)

Thomas S. Albright       Vice President   Senior Vice President and           N/A                  N/A
Louisville, KY           since 2004       Portfolio Manager, Churchill
(07/26/52)                                Tax-Free Fund of Kentucky since
                                          July 2000; Senior Vice President,
                                          Tax-Free Fund For Utah since
                                          2003, Vice President, 2001-2003
                                          and co-portfolio manager since
                                          2001; Vice President and backup
                                          portfolio manager, Tax-Free Trust
                                          of Arizona, since 2004; Vice
                                          President and Portfolio Manager,
                                          Banc One Investment Advisors,
                                          Inc., 1994-2000.





                The date of this supplement is November 17, 2004